UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 19, 2014 (December 15, 2014)

HERTZ GLOBAL HOLDINGS, INC.

THE HERTZ CORPORATION

(Exact name of registrant as specified in its charter)

Delaware Delaware	001-33139 001-07541	20-3530539 13-1938568
(State of Incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

999 Vanderbilt Beach Road, 3rd Floor

Naples, Florida 34108

999 Vanderbilt Beach Road, 3rd Floor

Naples, Florida 34108

(Address of principal executive offices,
including zip code)

(239) 552-5800

(239) 552-5800

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 15, 2014, The Hertz Corporation (“Hertz”) and General Motors, LLC (“GM”) entered into an agreement (the “Agreement”) relating to Hertz’s purchase of GM vehicles for the 2015 vehicle model year. The Agreement also sets forth the terms and conditions related to GM’s repurchase of a portion of the vehicles purchased by Hertz under the Agreement. The foregoing summary description of the Agreement is qualified in its entirety by the full text of the Agreement, which is attached as Exhibit 10.1 and incorporated by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The following Exhibits are filed as part of this report:

Exhibit	Description
10.1

Letter Agreement effective as of December 15, 2014 between The Hertz Corporation and General Motors LLC (such Exhibit omits certain information that has been filed separately with the Securities and Exchange Commission and submitted pursuant to an application for confidential treatment).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC. THE HERTZ CORPORATION
(Registrant)

By:	/s/ Thomas C. Kennedy
Name:	Thomas C. Kennedy
Title:	Senior Executive Vice President and Chief Financial Officer

Date: December 19, 2014